GOOSE HOLLOW TACTICAL ALLOCATION ETF

Ticker Symbol: GHTA

Primary Listing Exchange for the Fund: Cboe BZX Exchange, Inc.

(a series of the Collaborative Investment Series Trust)

Supplement dated May 21, 2024 to the Prospectus,

Statement of Additional Information (“SAI”) and Summary Prospectus dated February 1, 2024.

Effective June 1, 2024, the Prospectus, SAI and Summary Prospectus of Goose Hollow Tactical Allocation ETF (the “Fund”) are hereby revised as described below.

The fee table and expense example are replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.54%
Acquired Fund Fees and Expenses(1)	0.22%
Total Annual Fund Operating Expenses(2)	1.61%

(1)	Acquired Fund Fees and Expenses, which are estimated for the Fund’s current fiscal year, are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
(2)	Restated to reflect current expenses.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example further assumes that the Fund’s operating expense limitation agreement will only be in place for the term specified above. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 years
$164	$508	$876	$1,911

The third paragraph under the “Management of the Fund” heading on page 16 of the Prospectus is replaced with the following:

The Adviser has contractually agreed to reduce its fees and to reimburse expenses, at least through January 31, 2025 to ensure that Net Annual Fund Operating Expenses (exclusive of any (i) front-end or contingent deferred loads, (ii) portfolio transaction and other investment-related costs (including brokerage fees and commissions), (iii) acquired fund fees and expenses, (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short), (vi) taxes, (vii) other fees related to underlying investments, (such as option fees and expenses or swap fees and expenses); or (viii) extraordinary expenses such as litigation (which may include indemnification of Fund officers and trustees or contractual indemnification of Fund service providers (other than the Adviser)) will not exceed 1.85%. This expense limitation agreement may be terminated at any time, by the Board upon sixty days written notice to the adviser. The expense limitation agreement will automatically terminate if the Investment Advisory Agreement is terminated.

The fourth paragraph under the “Investment Adviser and Advisory Agreement” heading on page 28 of the SAI is replaced with the following:

The Adviser has contractually agreed to reduce its fees and to reimburse expenses, at least through January 31, 2025, to ensure that total annual Fund operating expenses after fee waiver and reimbursement (exclusive of any (i) front-end or contingent deferred loads, (ii) portfolio transaction and other investment-related costs (including brokerage fees and commissions), (iii) acquired fund fees and expenses, (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short), (vi) taxes, (vii) other fees related to underlying investments, (such as option fees and expenses or swap fees and expenses); or (viii) extraordinary expenses such as litigation (which may include indemnification of Fund officers and trustees or contractual indemnification of Fund service providers (other than the Adviser)) will not exceed 1.85% of the average daily net assets of the Fund. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within three years of the date on which the waiver or reimbursement occurs, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment. This agreement may be terminated only by the Board, on 60 days’ written notice to the Adviser.

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You should read this Supplement in conjunction with the Prospectus, SAI and Summary Prospectus dated February 1, 2024, as supplemented, for the Fund, which provides information that you should know about the Fund before investing and should be retained for future references. These documents are available upon request and without charge by calling 1-(866) 898-6447.